LOAN AGREEMENT

                             Dated as of May 1, 1998

                                     Between



                    MISSISSIPPI BUSINESS FINANCE CORPORATION

                                   ("Issuer")


                                       and


                         DOLLAR TREE DISTRIBUTION, INC.

                                  ("Borrower")

                   Taxable Variable Rate Demand Revenue Bonds
                    (Dollar Tree Distribution, Inc. Project)
                                   Series 1998






CERTAIN RIGHTS OF THE ISSUER UNDER THIS AGREEMENT HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, AMSOUTH BANK, AS TRUSTEE UNDER A TRUST INDENTURE OF EVEN DATE HEREWITH BETWEEN THE ISSUER AND THE TRUSTEE, AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME.

                                TABLE OF CONTENTS

                                                                            Page

PARTIES.......................................................................1
RECITALS......................................................................1


                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.1.    Definitions...................................................1
Section 1.2.    Rules of Construction.........................................6

                                   ARTICLE II

                                 REPRESENTATIONS

Section 2.1.    Representations by the Issuer.................................7
Section 2.2.    Representations, Warranties and Covenants by the Borrower.....8

                                   ARTICLE III

                           ACQUISITION OF THE PROJECT

Section 3.1.    Acquisition of the Project...................................10
Section 3.2.    Borrower to Obtain Approvals Required for the Project
                  and the Plant..............................................10
Section 3.3.    Plans and Specifications.....................................10

                                   ARTICLE IV

                       ISSUANCE OF THE BONDS; PROJECT FUND

Section 4.1.    Agreement to Issue the Bonds.................................10
Section 4.2.    Disbursement from the Project Fund...........................11
Section 4.3.    Closeout of the Project Fund.................................11
Section 4.4.    Disposition of the Balance in the Project Fund...............11
Section 4.5.    Borrower Required to Pay in Event Project Fund Insufficient..11
Section 4.6.    No Third Party Beneficiary...................................11

                                    ARTICLE V

                  LOAN BY THE ISSUER TO THE BORROWER; REPAYMENT

Section 5.1.    Loan by the Issuer; Repayment................................12
Section 5.2.    No Set-Off...................................................12
Section 5.3.    Prepayments..................................................12

Section 5.4.    Credits Against the Note.....................................12
Section 5.5.    Letter of Credit and Reimbursement Agreement.................12
Section 5.6.    Certain Benefits.............................................13

                                   ARTICLE VI

                                GENERAL COVENANTS

Section 6.1.    Maintenance and Modification of the Plant by Borrower........14
Section 6.2.    Taxes and Utility Charges....................................14
Section 6.3.    Insurance....................................................15
Section 6.4.    General Requirements Applicable to Insurance.................15
Section 6.5.    Advances by the Issuer or the Trustee........................16
Section 6.6.    Borrower to Make up Deficiency in Insurance Coverage.........16
Section 6.7.    Eminent Domain...............................................16
Section 6.8.    Application of Net Proceeds of Insurance and
                  Eminent Domain.............................................16
Section 6.9.    Parties to Give Notice.......................................17

                                   ARTICLE VII

                                SPECIAL COVENANTS

Section 7.1.    Access to the Project and Inspection.........................17
Section 7.2.    Further Assurances and Corrective Instruments................17
Section 7.3.    Reserved.....................................................18
Section 7.4.    Reserved.....................................................18
Section 7.5.    Administrative Expenses......................................18
Section 7.6.    Indemnity Against Claims.....................................18
Section 7.7.    Release and Indemnification..................................18
Section 7.8.    Additional Information.......................................18
Section 7.9.    Corporate Existence, Sale of Assets, Consolidation
                  or Merger..................................................19
Section 7.10.   Default Certificates.........................................19
Section 7.11.   Reserved.....................................................19
Section 7.12.   Additional Reporting Requirements............................19
Section 7.13.   Observe Laws.................................................19

                                  ARTICLE VIII

                         ASSIGNMENT, LEASING AND SELLING

Section 8.1.    Assignment of Loan Agreement or Lease or Sale
                  of Project by the Borrower.................................19
Section 8.2.    Restrictions on Transfer of Issuer's Rights..................19

                                 ARTICLE IX

                       EVENTS OF DEFAULT AND REMEDIES

Section 9.1.    Events of Default Defined....................................20

Section 9.2.    Remedies on Default..........................................20
Section 9.3.    Application of Amounts Realized in Enforcement
                  of Remedies................................................21
Section 9.4.    No Remedy Exclusive..........................................21
Section 9.5.    Agreement to Pay Attorneys' Fees and Expenses................21
Section 9.6.    Correlative Waivers..........................................22

                                    ARTICLE X

                                   PREPAYMENTS

Section 10.1.   Optional Prepayments.........................................22
Section 10.2.   Mandatory Prepayments........................................22
Section 10.3.   Other Mandatory Prepayments..................................22

                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.1.   References to the Bonds Ineffective After Bonds Paid.........23
Section 11.2.   No Implied Waiver............................................23
Section 11.3.   Issuer Representative........................................23
Section 11.4.   Borrower Representative......................................23
Section 11.5.   Notices......................................................23
Section 11.6.   If Payment or Performance Date Is Other Than
                  a Business Day.............................................24
Section 11.7.   Binding Effect...............................................24
Section 11.8.   Severability.................................................24
Section 11.9.   Amendments, Changes and Modifications........................24
Section 11.10.  Execution in Counterparts....................................24
Section 11.11.  Applicable Law...............................................24
Section 11.12.  No Charge Against Issuer Credit..............................24
Section 11.13.  Issuer Not Liable............................................25
Section 11.14.  Expenses.....................................................25
Section 11.15.  Amounts Remaining with the Trustee...........................25

Execution by the Issuer......................................................26
Execution by the Borrower....................................................27

Exhibit A  - Promissory Note
Exhibit B  - The Project Site

                                 LOAN AGREEMENT


         This LOAN AGREEMENT, dated as of May 1, 1998, between Mississippi Business Finance Corporation, a political subdivision and body corporate and politic of the State of Mississippi (the "Issuer"), and Dollar Tree Distribution, Inc., a Virginia corporation (the "Borrower"),

                              W I T N E S S E T H:

         In consideration of the respective representations and agreements contained herein, the parties hereto, recognizing that under the Act (as hereinafter defined) this Loan Agreement shall not in any way obligate the State of Mississippi or any political subdivision thereof, including, without limitation, the Issuer or any political subdivision thereof, to raise any money by taxation or use other public moneys for any purpose in relation to the Project (as hereinafter defined) and that neither the State of Mississippi nor any political subdivision thereof, including, without limitation, the Issuer, shall pay or promise to pay any debt or meet any financial obligation to any person at any time in relation to the Project, except from moneys received or to be received under the provisions of this Loan Agreement, the Note and from the Credit Facility Issuer under a Credit Facility (each as hereinafter defined) or derived from the exercise of the rights of the Issuer thereunder, agree as follows:

                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

         Section 1.1. Definitions.   In addition  to words and   terms elsewhere
defined in this Loan Agreement or in the Indenture, the following words and terms shall have the following meanings:

         "Acquisition", when used in connection with the Project, shall mean, without limitation, the acquisition, construction, installation and equipping of the Project.

         "Act" shall mean Sections 57-10-401 et seq., Mississippi Code of 1972, as amended.

         "Administrative  Expenses" shall mean the amounts  payable  pursuant to
Section 7.5 hereof by the Borrower to or for the account of the Issuer to provide for payment of the costs and expenses incurred by the Issuer.

         "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to a Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Alternate Credit Facility" shall mean an irrevocable direct pay letter of credit, insurance policy or similar credit enhancement or support facility for the benefit of the Trustee, the terms of which Alternate Credit Facility shall in all respects material to the Bondholders be the same (except for the term set forth in such Alternate Credit Facility) as the Letter of Credit.

         "Bank" shall mean First Union National Bank, the issuer of the Letter of Credit.

         "Bond" or "Bonds" shall mean the Mississippi Business Finance Corporation Taxable Variable Rate Demand Revenue Bonds (Dollar Tree Distribution, Inc. Project), Series 1998 authorized to be issued pursuant to a resolution of the Issuer in accordance with the Indenture in the aggregate principal amount of $19,000,000 including such Bonds issued in replacement for mutilated, destroyed, lost or stolen Bonds pursuant to Section 211 of the Indenture, and any amendments and supplements thereto, and any renewals and extensions thereof, permitted by the Indenture.

         "Bond Documents" shall mean collectively the Indenture, the Bonds, this Loan Agreement, the Note, the Letter of Credit Documents, the Placement Agreement, the Tender Agency Agreement and the Remarketing Agreement.

         "Bondholder" or "Bondholders" or "owner of Bonds" or "owners of Bonds" shall mean the initial owner or owners and any future owner or owners of the Bond or Bonds as registered on the books and records of the Bond Registrar pursuant to Section 204 of the Indenture.

         "Bond Fund" shall mean the fund created under Section 502 of the Indenture.

         "Borrower" shall mean Dollar Tree Distribution, Inc., a Virginia corporation, and its successors and assigns and any surviving, resulting or transferee corporation or other entity.

         "Borrower Representative" shall mean any one of the persons at the time designated to act on behalf of the Borrower by the written certificate furnished to the Issuer and the Trustee containing the specimen signatures of such persons and signed on behalf of the Borrower by the President or any duly authorized Vice President of the Borrower.

         "Business Day" shall mean a day upon which banks in the State and in the States of North Carolina and Virginia are open for the transaction of business of the nature required pursuant to this Loan Agreement and the Indenture.

         "Completion  Date" shall mean that date certified by the Borrower under
Section 4.3 hereof.

         "Consistent Basis" shall mean, in reference to the application of Generally Accepted Accounting Principles, that the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preceding period, except as to any changes consented to by the Trustee and the Credit Facility Issuer.

         "Cost of Acquisition of the Project" shall mean the costs and allowances for the Acquisition of the Project which are defined as "Approved Costs" in Section 57-10-401 of the Act. and which include, but are not limited to, all capital costs of the Project, including the following:

         1.  The Acquisition of the Project at the Project Site;

         2. Preparation of the plans and specifications, if any, for the Project (including any preliminary study or plan of the Project or any aspect thereof), any labor, services, materials and supplies used or furnished in the Acquisition of the Project, the acquisition and installation necessary to provide utility services or other services and all real and tangible personal property deemed necessary by the Borrower in connection with the Project;

         3. The fees for architectural, engineering, supervisory and consulting services in connection with the Acquisition of the Project;

         4. To the extent they shall not be paid by a contractor, the premiums of all insurance and surety and performance bonds required to be maintained in connection with the Acquisition of the Project;

         5. Any fees and expenses in connection with the acquisition, perfection and protection of title to the Project Site and any fees and expenses incurred in connection with the preparation, recording or filing of such documents, instruments or financing statements as either the Borrower, the Issuer or the Trustee may deem desirable to perfect or protect the rights of the Issuer or the Trustee under this Loan Agreement, the Note, the Indenture, the Bonds and the Letter of Credit Documents;

         6.  The  legal,   accounting  and  financial   advisory  fees  and
             expenses, filing fees, and printing and engraving costs incurred in connection with the authorization, issuance, sale and purchase of the Bonds, and the preparation of this Loan Agreement, the Note, the Indenture, the Bonds, the Letter of Credit Documents, the Tender Agency Agreement and the Remarketing Agreement and all other documents in connection with the authorization, issuance and sale of the Bonds;

         7.  Interest prior to and during construction of the Project; and

         8. Any administrative or other fees charged by the Issuer, Governing Board, the State Board or reimbursement thereto of expenses, in connection with the Project to the Completion Date.

         "Counsel" shall mean an attorney or a firm of attorneys acceptable to the Trustee, and may, but need not, be counsel to the Issuer, the Credit Facility Issuer or the Borrower.

         "Credit Facility" shall mean the Letter of Credit or any Alternate Credit Facility delivered to the Trustee.

         "Credit Facility Issuer" shall mean the Bank with respect to the Letter of Credit and the institution issuing any Alternate Credit Facility.

         "Eminent Domain" shall mean the taking of title to, or the temporary use of, the Project or any part thereof pursuant to eminent domain or condemnation proceedings, or any voluntary conveyance of any part of the Project during the pendency of, or as a result of a threat of, such proceedings.

         "Equipment" shall mean, to the extent acquired with the proceeds of borrowings hereunder, all of the fixtures (including all leasehold improvements), machinery, equipment and other items of tangible personal property now owned or hereafter acquired by the Borrower and located or to be located on or affixed to the Project Site, together with all substitutions therefor and all repairs, renewals and replacements thereof.

         "Event of  Default"  or  "Default"  shall have the meaning set forth in
Section 9.1 hereof.

         "Generally Accepted Accounting Principles" shall mean those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board and its predecessors or pronouncements of the American Institute of Certified Public Accountants or those principles of accounting which have other substantial authoritative support and are applicable in the circumstances as of the date of application, as such principles are from time to time supplemented and amended.

         "Governing Board" shall mean the Board of Directors of the Issuer.

         "Government Obligations" shall mean (i) direct obligations of the United States of America, (ii) obligations unconditionally guaranteed by the United States of America, and (iii) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in clause (i) or (ii) above the full and timely payment of which securities, receipts or obligations is unconditionally guaranteed by the United States of America.

         "Guaranty" means the Guaranty Agreement of even date herewith by and among the Credit Facility Issuer, Dollar Tree Stores, Inc. and Dollar Tree Management, Inc.

         "Indenture" shall mean the Trust Indenture of even date herewith by and between the Issuer and the Trustee, together with any amendments or supplements thereto permitted thereby.

         "Initial Administrative Fee" shall mean $20,000 payable by the Borrower to the Issuer prior to the date of issuance of the Bonds.

         "Issuer" shall mean the Mississippi Business Finance Corporation, a political subdivision and body corporate and politic of the State, and its successors and assigns and any body resulting from or surviving any consolidation or merger to which it or its successors may be a party.

         "Issuer Representative" shall mean any one of the persons at the time designated to act on behalf of the Issuer by written certificate furnished to the Borrower and the Trustee containing the specimen signatures of such persons and signed on behalf of the Issuer by its Executive Director.

         "Letter of Credit" means the irrevocable direct pay letter of credit, dated May 20, 1998, in the amount equal to the principal amount of the Bonds outstanding, plus 45 days' interest thereon at an assumed rate of 13% per annum, including any extensions thereof.

         "Letter of Credit Documents" shall mean the Letter of Credit, the Reimbursement Agreement and the Guaranty.

         "Loan Agreement" shall mean this Loan Agreement and any amendments and supplements hereto permitted by the Indenture.

         "Net Proceeds" when used with respect to any insurance proceeds or award resulting from, or other amount received in connection with, Eminent Domain shall mean the gross proceeds from such proceeds, award or other amount, less all expenses (including attorneys' fees) incurred in the realization thereof.

         "Note" shall mean the promissory note given by the Borrower pursuant to
Section 5.1 of this Loan Agreement, substantially in the form of Exhibit A attached hereto.

         "Official Action" shall mean the action taken by the Governing Board on January 14, 1998.

         "Overdue Rate" shall mean the Prime Rate plus two percent.

         "Payment of the Bonds" shall mean payment of (i) the principal of and interest on the Bonds in accordance with their terms whether through payment at maturity, upon acceleration or prepayment, (ii) all amounts due as Administrative Expenses or otherwise, and (iii) any and all other liabilities and obligations arising under the Indenture and this Loan Agreement; in any case, in such a manner that all such amounts due and owing with respect to the Bonds shall have been paid.

         "Permitted Liens" shall have the definition ascribed thereto in the Reimbursement Agreement.

         "Person" shall mean an individual, partnership, corporation, trust, unincorporated organization, association, joint venture, joint-stock company, or a government or agency or political subdivision thereof.

         "Placement Agreement" shall mean the letter agreement of even date herewith between the Borrower and First Union National Bank, as Placement Agent, providing for the introducing of the Bonds by the Placement Agent to prospective purchasers.

         "Placement Memorandum" shall mean the Private Placement Memorandum dated the date of issuance of the Bonds, including the cover page and all appendices thereto.

         "Plans and Specifications" shall mean the plans and specifications used in the Acquisition of the Project, as the same may be revised from time to time by the Borrower in accordance with Section 3.3 hereof.

         "Plant" shall mean, to the extent acquired with the proceeds of borrowings hereunder, all buildings, structures, improvements, fixtures, furniture, machinery, equipment or other property (excluding inventory) of the Borrower, now or hereafter located at or affixed to the Project Site, including without limitation the Project.

         "Prime Rate" shall mean the rate of interest per annum announced by First Union National Bank at its principal office in Charlotte, North Carolina from time to time to be its prime rate.

         "Principal Amount Increase Notice" has the meaning assigned to such term in Section 201(b) of the Indenture.

         "Principal Amount Increase Period" means the period from the date of issuance of the Bonds until the earlier of (i) May 1, 2001 and (ii) the Fixed Rate Conversion Date.

         "Private   Placement   Memorandum"  shall  mean  that  certain  Private
Placement Memorandum dated as of May 20, 1998, pertaining to the sale of the Bonds.

         "Project" shall mean the acquisition, construction and installation of land, buildings, machinery and equipment constituting a distribution facility, all to be located on the Project Site.

         "Project Site" shall mean the real property located in DeSoto County, more particularly described in Exhibit B attached hereto and by reference made a part hereof, upon which the Plant and Equipment is located.

         "Reimbursement Agreement" shall mean, with respect to the initial Letter of Credit, the agreement of the Borrower with a Credit Facility Issuer setting forth the obligations of the Borrower to such Credit Facility Issuer arising out of any payments under a Credit Facility and which provides that it shall be deemed to be a Reimbursement Agreement for the purposes of the Indenture.

         "Remarketing Agent" shall mean First Union National Bank, acting through its Capital Markets Group as remarketing agent, or any successor in such capacity.

         "Remarketing Agreement" shall mean the Remarketing Agreement of even date herewith between the Borrower and the Remarketing Agent.

         "State" shall mean the State of Mississippi.

         "Tender Agency Agreement" shall mean the Tender Agency Agreement of even date herewith among the Borrower, the Trustee and the Tender Agent.

         "Tender  Agent" means  AmSouth Bank and its  successors  as provided in
Section 1202 of the Indenture.

         "Trustee" shall mean the banking institution at the time serving as Trustee under the Indenture.

         Section 1.2.  Rules of Construction.

         (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders, and words of the neuter gender shall be deemed and construed to include correlative words of the masculine and feminine genders.

         (b) The table of contents, captions and headings in this Loan Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Loan Agreement.

         (c) All references herein to particular articles or sections are references to articles or sections of this Loan Agreement unless some other reference is established.

         (d) All accounting terms not specifically defined herein shall be construed in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

         (e) All references herein to the Borrower shall be deemed to refer to each of the Persons if more than one, as described by such term and any agreement, obligation, duty or liability of the Borrower shall be a joint and several agreement, obligation, duty or liability of each of the Persons so described by such term.

         (f) Any terms not defined herein but defined in any of the other Bond Documents shall have the same meaning herein.

         (g) All references herein to the Code or any particular provision or section thereof shall be deemed to refer to any successor, or successor provision or section, thereof, as the case may be.


                                   ARTICLE II

                                 REPRESENTATIONS

         Section 2.1. Representations and Warranties by the Issuer. The Issuer represents and warrants as follows:

         (a) The Issuer is a duly constituted public body corporate and politic of the State created under the Act.

         (b) Under the provisions of the Act, the Issuer is duly authorized to enter into, execute and deliver the Bond Documents to which it is a party, to undertake the transactions contemplated by the Bond Documents to which it is a party and to carry out its obligations hereunder and thereunder.

         (c) The Issuer proposes to issue the Bonds in the maximum aggregate principal amount of $19,000,000 to finance all or a portion of the Project in increments of $100,000 and multiples thereof as directed by the Borrower pursuant to the terms of the Indenture.

         (d) By duly adopted resolution, the Issuer has duly authorized the execution, delivery and performance of the Bond Documents to which it is a party, including the borrowing under, issuance and performance of the Bonds and (as security for the Bonds) the pledge of the Note, endorsed without recourse to the order of the Trustee, to the Trustee. The Issuer also has duly authorized the execution, delivery and performance of the Placement Agreement and has approved the section which describes the Issuer in the Private Placement Memorandum.

         (e) The Bonds will be issued under and pursuant to the Indenture and will mature, bear interest, and have the other terms and provisions set forth or provided for in the Indenture.

         (f) The execution and delivery of and performance under the Bond Documents to which the Issuer is a party and the Placement Agreement will not conflict with, or constitute a breach of or default under, or require any consent pursuant to any law or regulation presently applicable to the Issuer (except for such consents and approvals as have heretofore been obtained), the bylaws of the Issuer, any order of any court, regulatory body or arbitral tribunal or any agreement or instrument to which the Issuer is party or by which it is bound.

         (g) To the knowledge of the Issuer, there are no judicial, regulatory or arbitral proceedings pending or threatened against the Issuer which, if decided adversely to the Issuer, would have a material adverse effect on the issuance and sale of the Bonds or any of the transactions of the Issuer in connection therewith.

         (h) When duly executed and delivered on behalf of the Issuer, and assuming the due authorization, execution and delivery by the Borrower of this Loan Agreement, and the due authorization, execution and delivery by the Trustee of the Indenture, each of the Bond Documents to which the Issuer is a party and the Placement Agreement shall constitute a valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms.

         (i) The Borrower constitutes an "Eligible Company" and an "Approved Company" as those terms are defined in the Act.

         (j) The loan of the proceeds of the Bonds for the acquisition, construction, installation and equipping of the Project by the Company, as provided by this Agreement, will further the purposes of the Act, to wit: to induce the location or expansion of manufacturing facilities in the State in order to relieve unemployment by creating new jobs within the State.

         (k) Under existing statutes and decisions, no taxes on income or profits are imposed on the Issuer.

         Section 2.2.  Representations, Warranties and Covenants by the Borrower

         The Borrower represents, warrants and covenants as follows:

         (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, and is qualified to do business in the State, has legal authority to enter into and to perform the agreements and covenants on its part contained in the Bond Documents to which it is a party and has duly authorized the execution, delivery and performance of the Bond Documents to which it is a party.

         (b) The borrowing under the Note, the execution and delivery of this Loan Agreement and the other Bond Documents to which it is a party, the Placement Agreement and the approval of the section of the Private Placement Memorandum entitled "The Borrower," the consummation of the transactions contemplated hereby and thereby, and the fulfillment of or compliance with the terms and conditions hereof and thereof do not and will not violate, conflict with or constitute a breach of or default under or require any consent (except for such consents and approvals as have heretofore been obtained) pursuant to the Articles of Incorporation or Bylaws of the Borrower, any law or regulation of the United States or the State or, to the best knowledge of the Borrower, of any other jurisdiction presently applicable to the Borrower, any order of any court, regulatory body or arbitral tribunal or any agreement or instrument to which the Borrower is a party or by which it or any of its property is bound.

         (c) The Borrower will cause the proceeds of the Bonds to be applied to the Project.

         (d) The commencement of the Acquisition of the Project, including the letting of purchase orders for components thereof, did not occur prior to Official Action.

         (e) The Borrower presently expects to operate the Project as a distribution facility until Payment of the Bonds.

         (f) The Project is an "economic development project" within the meaning of the Act.

         (g) The Project is located wholly within the City of Olive Branch, DeSoto County, Mississippi.

         (h) Assuming due authorization, execution and delivery by the other parties thereto, when executed and delivered, the Bond Documents to which the Borrower is a party will be the valid and binding obligations or agreements of the Borrower enforceable in accordance with their respective terms, subject to limitations imposed by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or by general principles of equity affecting the remedies provided for in the Bond Documents.

         (i) There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body now pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any properties or rights of the Borrower which has not heretofore been disclosed to the Trustee in writing or which, if adversely determined, would materially impair the right of the Borrower to carry on its business substantially as now conducted or would materially adversely affect the financial condition, business or operations of the Borrower or the transactions contemplated by, or the validity of, any of the Bond Documents.

         (j) The Borrower has filed or properly extended the filing date of all federal, state and local tax returns which are required to be filed by it and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due and are material in amount, and no controversy in respect of additional income taxes, state or federal, of the Borrower is pending or, to the knowledge of the Borrower, threatened which has not heretofore been disclosed in writing to the Trustee and which, if adversely determined, would materially and adversely affect the financial condition or operations of the Borrower.

         (k) None of the Bond Documents to which the Borrower is a party contains any misrepresentation or untrue statement of material fact with respect to the Borrower or omits to state a material fact with respect to the Borrower necessary in order to make any such representation or statement contained therein not misleading.

         (l) The Borrower possesses all patents, licenses, trademarks, trademark rights, trade names, trade name rights and copyrights material to the construction and operation of the Project, without known conflict with any patent, license, trademark, trade name or copyrights of any other Person.

         (m) The Project Site is properly zoned, and its intended use and the operation of the Project comply with the uses permitted by applicable zoning regulations.

         (n) Reserved.

         (o) To the best knowledge of the Borrower, all information furnished by the Borrower to the Issuer for the purpose of approving the financing of the Project through the issuance and sale of the Bonds taken as a whole, including, but not limited to, its application for financing is true, accurate and complete as of the date hereof and thereof.

         (p) The Borrower anticipates that the Project will result in the creation of at least 128 full time jobs and that the Project will require a capital investment of at least Five Million Dollars ($5,000,000).

         (q) No event has occurred and no condition exists with respect to the Borrower that would constitute an "Event of Default" under this Loan Agreement or that, with the lapse of time or the giving of notice or both, would become an "Event of Default" under this Loan Agreement.

         All of the above representations, warranties and covenants shall survive the execution of this Loan Agreement and the issuance of the Note.


                                   ARTICLE III

                           ACQUISITION OF THE PROJECT

         Section 3.1. Acquisition of the Project. The Borrower shall complete the Acquisition of the Project with all reasonable dispatch, delays incident to strikes, riots, acts of God or the public enemy or any delay beyond its reasonable control only excepted, in accordance with the Plans and Specifications; provided, however, that if completion of such Acquisition is delayed for any reason, there shall be no diminution in or postponement of the payments to be made by the Borrower pursuant to the Note or Section 5.1 hereof.

         Section 3.2. Borrower to Obtain Approvals Required for the Project and the Plant. The Borrower shall obtain or cause to be obtained all necessary permits and approvals for the Acquisition of the Project and the operation and maintenance of the Plant and the Equipment and shall comply with all lawful requirements of any governmental body regarding the use or condition of the Equipment, the Project Site and the Plant. The Borrower may, however, contest any such requirement by an appropriate proceeding diligently prosecuted.

         Section 3.3. Plans and Specifications. The Borrower shall maintain a set of Plans and Specifications at the Project Site which shall be available to the Issuer, the Trustee and the Bondholders for inspection and examination during the Borrower's regular business hours, and the Issuer and the Borrower agree that the Borrower may supplement, amend and add to the Plans and Specifications, and that the Borrower shall be authorized to omit or make substitutions for components of the Project, without approval of the Issuer, provided that no such change shall be made which shall be contrary to subsections (c), (d), (e), (f), (g), (h) and (i) of Section 2.2 hereof or the provisions of Article IX hereof, and provided further that no such change may render materially incorrect or incomplete the description of the initial components of the Project or the description of the Project Site as set forth in Exhibit B to this Loan Agreement unless such change is consented to by the Issuer and the Trustee, which consents may not be unreasonably withheld or delayed. No approval of the Issuer or the Trustee shall be required for the acquisition of the Project or for the solicitation, negotiation, award or execution of contracts relating thereto.


                                   ARTICLE IV

                       ISSUANCE OF THE BONDS; PROJECT FUND

         Section 4.1. Agreement to Issue the Bonds. To provide funds for Project the Issuer agrees that it will from time to time, in accordance with the terms of the Indenture, sell, issue and deliver the

Bonds in authorized denominations the principal amount selected by the Borrower (not to exceed $19,000,000) in the manner set forth in the Indenture and cause the proceeds of the Bonds to be applied as provided in the Indenture. The Issuer hereby appoints the Borrower as its agent for the purpose of submitting any Principal Amount Increase Notice and the issuance of additional amounts of the Bonds (not to exceed $19,000,000 principal amount).

         Section 4.2. Disbursement from the Project Fund. All payments from the Project Fund to pay the Cost of Acquisition of the Project or to reimburse the Borrower for any Cost of Acquisition of the Project paid or incurred by the Borrower before or after the execution and delivery of this Agreement and the issuance and delivery of the Bonds but only after Official Action shall be made by the Issuer pursuant to the Indenture upon receipt by the Trustee of a requisition and certificate substantially in the form of Exhibit A attached to the Indenture.

         Section 4.3. Closeout of the Project Fund. The Completion Date for the Project shall be promptly established and evidenced to the Trustee and shall be the date on which the Borrower Representative delivers to the Trustee a certificate stating that, except for the amounts retained by the Trustee at the Borrower's direction for any Cost of Acquisition of the Project not then due and payable, the Acquisition of the Project has been completed substantially in accordance with the Plans and Specifications, if any, and all costs and expenses incurred in connection therewith have been paid. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties that exist at the date of such certificate or that may subsequently come into being.

         Section 4.4. Disposition of the Balance in the Project Fund. Pursuant to the Indenture, as soon as practicable after, and in any event within sixty
(60) days from, the Trustee's  receipt of the  certificate  mentioned in Section
4.3 hereof, all amounts remaining in the Project Fund, including any unliquidated investments made with money theretofore deposited in the Project Fund except for amounts to be retained in the Project Fund for any Cost of Acquisition of the Project not then due and payable as provided in Section 4.3 hereof, shall be transferred by the Trustee to the Bond Fund and shall be applied to the prepayment of the principal installments of the Bonds in accordance with the terms of the Indenture.

         Section  4.5.  Borrower   Required  to  Pay  in  Event   Project   Fund
Insufficient. In the event the moneys in the Project Fund should not be sufficient to pay the total cost of the Project, the Borrower agrees to complete the Project and to pay that portion of such cost in excess of the moneys available therefor in the Project Fund. THE ISSUER MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, THAT THE MONEYS PAID INTO THE PROJECT FUND AND AVAILABLE FOR PAYMENT OF THE COST OF THE PROJECT WILL BE SUFFICIENT TO PAY THE TOTAL COST OF THE PROJECT. The Borrower agrees that if, after exhaustion of the moneys in the Project Fund, the Borrower should pay any portion of the total cost of Project pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the Issuer, the Trustee or any Bondholder and it shall not be entitled to any abatement or diminution of the payments required to be made by the Borrower pursuant to the Note or Section 5.1 hereof.

         Section 4.6. No Third Party Beneficiary. It is specifically agreed between the parties executing this Loan Agreement that it is not intended by any of the provisions of any part of this Loan Agreement to establish in favor of the public or any member thereof, other than as may be expressly provided herein or as contemplated in the Indenture, the rights of a third party beneficiary hereunder, or to authorize anyone not a party to this Loan Agreement to maintain a suit for personal injuries or property damage pursuant to the terms or provisions of this Loan Agreement. The duties, obligations, and responsibilities of the parties to this Loan Agreement with respect to third parties shall remain as imposed by law.


                                    ARTICLE V

                  LOAN BY THE ISSUER TO THE BORROWER; REPAYMENT

         Section 5.1. Loan by the Issuer; Repayment. Upon the terms and conditions of this Loan Agreement, the Issuer shall lend to the Borrower the proceeds of the sale of the Bonds. The loan shall be evidenced by and repayable as set forth in the Note. The loan shall be made by depositing said proceeds in the Project Fund in accordance with the terms of the Indenture.

         As consideration for the issuance of the Bonds and the making of the loan to the Borrower by the Issuer, the Borrower will execute and deliver this Loan Agreement and the Note, in the form attached as Exhibit A hereto, and the Issuer will endorse the Note without recourse to the order of, and pledge the Note and assign this Loan Agreement and the Note to, the Trustee, as the assignee of the Issuer under the Indenture, contemporaneously with the issuance of the Bonds. The Borrower shall repay the loan in accordance with the provisions of the Note and of this Loan Agreement.

         Section 5.2. No Set-Off. The obligation of the Borrower to make the payments required by the Note shall be absolute and unconditional. The Borrower will pay without abatement, diminution or deduction (whether for taxes or otherwise) all such amounts regardless of any cause or circumstance whatsoever including, without limitation, any defense, set-off, recoupment or counterclaim that the Borrower may have or assert against the Issuer, the Trustee, any Bondholder or any other Person.

         Section 5.3. Prepayments. The Borrower may prepay all or any part of the amounts the Note obligates it to pay as provided in Section 701 of the Indenture with respect to prepayment of the Bonds. Except as provided in this
Section 5.3 and in Sections 4.4, 10.1(b), 10.2 and 10.3, the Borrower shall not be entitled to prepay the Note or cause the Bonds to be prepaid. The Borrower shall prepay all of the amounts it is required to prepay as provided in Sections
10.2 and 10.3 hereof.

         Section 5.4. Credits Against the Note. To the extent that principal of or interest on the Bonds shall be paid, including those payments made pursuant to a draw under a Credit Facility, there shall be credited against the unpaid principal of or interest on the Note, as the case may be, an amount equal to the principal of or interest on the Bonds so paid. If the principal of and interest on and other amounts payable under the Bonds shall have been paid sufficiently that Payment of the Bonds shall have occurred, then the Note, ipso facto, shall be deemed to have been paid in full, the Borrower's obligations thereon shall be discharged and the Note shall be canceled and surrendered to the Borrower.

         Section 5.5.   Letter  of  Credit and  Reimbursement  Agreement.   As a
further condition to the Issuer's making the loan hereunder, the Borrower shall:

         (a) cause the Letter of Credit to be issued and delivered to the Trustee as security for the Bonds. Until the earlier to occur of the Conversion Date or payment of the Note and the Bonds in full, the Borrower shall cause a Credit Facility meeting the requirements of Section 603 of the Indenture to be maintained with the Trustee; and

         (b) enter into the Reimbursement Agreement in form and substance satisfactory to the Bank and execute and deliver the other Letter of Credit Documents required by the Bank.

         Section 5.6.  Certain Benefits.

         (a) The parties hereto acknowledge that the Borrower has been induced to proceed with the Project in part by the benefits conferred by the Act. The Issuer hereby agrees that the Borrower shall be permitted to take advantage of all of the benefits provided by the Act to the fullest extent therein set forth subject to the rules and regulations of the Issuer to the extent that such rules are applicable to the Project.

         (b) With respect to benefits conferred by the Act referenced in (a) above, the following shall apply:

         (1) the maximum income tax credit to be utilized in any taxable year of the Borrower (the "Taxable Year") is 80% of the tax liability and shall not exceed the payments of the principal of, premium, if any, and interest payments on the Bonds during such year and the fees and expenses of the Trustee and any other fees and expenses referenced herein.

         (2) the deductibility of interest payments on the Bonds shall be determined in accordance with applicable Mississippi law.

         (3) the Borrower shall request the Trustee to provide the Issuer, not later than ninety (90) days after the end of each calendar year, with a certificate setting forth the amount of all payments made to the Trustee with respect to the Bonds whether for principal, premium, interest or the fees and expenses of the Trustee.

         (4) To the extent that the payments under the Loan Agreement in any year exceed the amount of the credit authorized pursuant to the provisions set forth in (b)(1) above, such excess payment may be recouped from excess credits in succeeding years not to exceed three (3) years following the date upon which the credit was earned.

         (5) the benefits accruing to the Borrower under this Section 5.6 shall cease in the event:

                  (A) an Event of Default should occur and be continuing under this Agreement or the Indenture; or

                  (B) the Borrower should fail to operate the Project for a period of nine (9) consecutive months following the initial start up of the Project except for force majeure, strikes, lockouts, damage, destruction, acts of God or in general, reasons beyond the Borrower's reasonable control excepting, however, general economic conditions.

         With respect to the benefits  that may accrue to the company under this
Section 5.6, the Borrower acknowledges and agrees that the Issuer makes no representation, warranty or covenant regarding the enforceability of the Borrower's rights to receive the benefits, the extent that such benefits may be received nor the term under which the Borrower may be entitled to receive the benefits.


                                   ARTICLE VI

                                GENERAL COVENANTS

         The provisions of Sections 6.1 and 6.2 shall become effective upon issuance of the Bonds. The provisions of Sections 6.3 through 6.9 shall become effective at such time as neither the Borrower nor the Credit Facility Issuer has any further obligation under the Reimbursement Agreement or the Credit Facility.

         Section 6.1. Maintenance and Modification of the Plant by Borrower. The Borrower agrees that, until Payment of the Bonds shall be made, it will at its own expense, (i) keep the Plant and the Project Site or cause the Plant and the Project Site to be kept in as reasonably safe condition as its operations shall permit, (ii) make or cause to be made from time to time all necessary repairs thereto and renewals and replacements thereof and otherwise keep the Plant in good repair and in good operating condition, normal wear and tear excepted, and
(iii) not permit or suffer others to commit a nuisance on or about the Plant or the Project Site. The Borrower shall pay or cause to be paid all costs and expenses of operation and maintenance of the Plant.

         The Borrower may, at its own expense, make from time to time any additions, modifications or improvements to the Plant that it may deem desirable for its business purposes and that do not materially impair the effective use, or decrease the value, of the Project.

         Section 6.2.  Taxes and Utility Charges.

         (a) The Borrower shall pay as the same respectively become due, all taxes, assessments, levies, claims and charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the Project (including, without limiting the generality of the foregoing, any tax upon or with respect to the income or profits of the Borrower from the Plant and that, if not paid, would become a charge on the payments to be made under this Loan Agreement or the Note prior to or on a parity with the charge thereof created by the Indenture and including ad valorem, sales and excise taxes, assessments and charges upon the Borrower's interest in the Plant), all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project and all assessments and charges lawfully made by any governmental body for public improvements that may be secured by lien on any portion of the Project.

         (b) The Borrower may, at its expense, contest in good faith any such levy, tax, assessment, claim or other charge, but the Borrower may permit the items so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom only if the Borrower shall notify the Issuer and the Trustee that in the opinion of Counsel, by non-payment of any such items, the rights of the Trustee with respect to this Loan Agreement and the Note created by the assignment under the Indenture, as to the rights assigned under this Loan Agreement, or any part of the payments to be made under this Loan Agreement or the Note, will not be materially endangered nor will the Project or any part thereof be subject to loss or forfeiture. If the Borrower is unable to deliver such an opinion of

Counsel, the Borrower shall promptly pay or bond and cause to be satisfied or discharged all such unpaid items or furnish, at the expense of the Borrower, indemnity satisfactory to the Trustee; but provided further, that any tax assessment, charge, levy or claim shall be paid forthwith upon the commencement of proceedings to foreclose any lien securing the same. The Issuer and the Trustee, at the expense of the Borrower, will cooperate fully in any such permitted contest. If the Borrower shall fail to pay any of the foregoing items, the Issuer or the Trustee may (but shall be under no obligation to) pay the same, and any amounts so advanced therefor by the Issuer or the Trustee shall become an additional obligation of the Borrower to the one making the advancement, which amounts, together with interest thereon at the Overdue Rate, or the maximum contract rate permitted by law, whichever is lower, from the date of payment, the Borrower agrees to pay on demand therefor.

         (c) The Borrower shall furnish the Credit Facility Issuer and the Trustee, upon request, with proof of payment of any taxes, governmental charges, utility charges, insurance premiums or other charges required to be paid by the Borrower under this Loan Agreement.

         Section 6.3. Insurance. Until Payment of the Bonds shall be made, the Borrower will keep the Plant and the Project Site continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar manufacturing operations (other than business interruption insurance) including, without limiting the generality of the foregoing:

         (a) property insurance on the Plant in an amount not less than the full insurable value of all property located at, and all improvements to, the Project Site, against loss or damage by fire and lightning and other hazards ordinarily included under uniform broad form extended coverage policies, limited only as may be provided in the uniform broad form of extended coverage endorsement at the time in use in the State;

         (b) commercial general liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Plant or the Project Site (such coverage to include provisions waiving subrogation against the Issuer and the Trustee) in amounts not less than $1,000,000 with respect to bodily injury and property damage for each occurrence and $1,000,000 with respect to bodily injury and property damage general aggregate;

         (c) Workers' compensation insurance as required by the laws of the State; provided, however, that the insurance so required may be provided by blanket policies now or hereafter maintained by the Borrower; and

         (d) if at any time any portion of the Project Site is in an area that has been identified by the Secretary of Housing and Urban Development as having special flood and mud slide hazards, a policy of flood insurance covering improvements located on such portion of the Project Site with amounts and coverage satisfactory to the Trustee.

         Section 6.4.  General Requirements Applicable to Insurance.

         Each insurance  policy obtained in satisfaction of the  requirements of
Section 6.3 hereof:


                  (i) shall be by such insurer (or insurers) which have a minimum A.M. Best Rating of A- and of recognized standing;

                  (ii) shall be in such form and have such provisions (including, without limitation, the lenders loss payable clause, the waiver of subrogation clause, the deductible amount, if any, and the standard mortgagee endorsement clause), as are generally considered standard provisions for the type of insurance involved and are reasonably acceptable to the Trustee;

                  (iii) shall prohibit cancellation or substantial modification, termination or lapse in coverage by the insurer without at least 30 days' prior written notice to the Issuer and the Trustee; and

                  (iv) shall provide that losses thereunder shall be adjusted with the insurer by the Borrower at its expense on behalf of the insured parties and the decision of the Borrower as to any adjustment shall be final and conclusive;

         Section 6.5. Advances by the Issuer or the Trustee. In the event the Borrower shall fail to maintain, or cause to be maintained, the full insurance coverage required by this Loan Agreement or shall fail to keep or cause to be kept the Plant in good repair and good operating condition, the Issuer or the Trustee may (but shall be under no obligation to), after 10 days' written notice to the Borrower, contract for the required policies of insurance and pay the premiums on the same and make any required repairs, renewals and replacements, and the Borrower agrees to reimburse the Issuer and the Trustee to the extent of the amounts so advanced by them or any of them with interest thereon at the Overdue Rate or the maximum rate permitted by law, whichever is lower, from the date of advance to the date of reimbursement. Any amounts so advanced by the Issuer or the Trustee shall become an additional obligation of the Borrower, shall be payable on demand, and shall be deemed a part of the obligation of the Borrower evidenced by the Note.

         Section 6.6. Borrower to Make up Deficiency in Insurance Coverage. The Borrower agrees that to the extent that it shall not carry insurance required by
Section 6.3 hereof, in the event of any casualty required to be covered by such insurance, it shall pay promptly to the Trustee for application in accordance with the provisions of Section 6.8 hereof, such amount as would have been received as Net Proceeds by the Trustee under the provisions of Section 6.8 hereof had such insurance been carried to the extent required.

         Section 6.7. Eminent Domain. Unless the Borrower shall have prepaid the Note pursuant to the provisions of Article X hereof, in the event that title to, or temporary use of, the Project Site, the Plant or any part thereof shall be taken by Eminent Domain, the Borrower shall be obligated to continue to make the payments required to be made pursuant to the Note and the Net Proceeds received as a result of such Eminent Domain shall be applied as provided in Section 6.8(b) hereof.

         Section 6.8.  Application of Net Proceeds of Insurance and Eminent
Domain.

         (a) The Net Proceeds of the insurance carried pursuant to the provisions of Sections 6.3(b) and 6.3(c) hereof shall be applied by the Borrower toward extinguishment of the defect or claim or satisfaction of the liability with respect to which such insurance proceeds may be paid.

         (b) The Net Proceeds of the insurance carried with respect to the Plant pursuant to the provisions of Sections 6.3(a) and 6.3(d) hereof (excluding the Net Proceeds of any business interruption insurance, which shall be paid to the Borrower), and the Net Proceeds resulting from Eminent Domain shall be paid to the Trustee and applied as follows:

                  (i) If the amount of the Net Proceeds does not exceed $500,000, the Net Proceeds shall be paid to the Borrower and shall be applied to the repair, replacement, renewal or improvement of the Plant as necessary.

                  (ii) If the amount of the Net Proceeds exceeds $500,000, the Net Proceeds shall be paid to and held by the Borrower. At the option of the Borrower, to be exercised within the period of 90 days from the receipt by the Borrower of such Net Proceeds, the Borrower shall advise the Trustee that (A) the Borrower will use the Net Proceeds for the repair, replacement, renewal or improvement of the Plant, or (B) the Net Proceeds shall be applied to the prepayment of the Bonds as provided in Article X hereof (and the Borrower shall transfer such Net Proceeds to be used to prepay the Bonds to the Trustee).

         The Borrower agrees that if it shall elect to use the Net Proceeds pursuant to subsection (b)(ii) of this Section 6.8 for the repair, replacement, renewal or improvement of the Plant, it will restore the Plant, or cause the same to be done, to a condition substantially equivalent to its condition prior to the occurrence of the event to which the Net Proceeds were attributable.

         Section 6.9. Parties to Give Notice. In case of any material damage to or destruction of all or any part of the Plant, the Borrower shall give prompt notice thereof to the Issuer and the Trustee. In case of a taking or proposed taking of all or any part of the Plant, the Project Site or any right therein by Eminent Domain, the Borrower shall give prompt notice thereof to the Issuer and the Trustee. Each such notice shall describe generally the nature and extent of such damage, destruction, taking, loss, proceeding or negotiations.


                                   ARTICLE VII

                                SPECIAL COVENANTS

         Section 7.1. Access to the Project and Inspection. The Credit Facility Issuer, the Trustee and the Issuer shall have the right, at all reasonable times upon the furnishing of reasonable notice to the Borrower under the circumstances, to enter upon the Project Site and to examine and inspect the Plant and the Equipment. The Trustee, the Credit Facility Issuer, the Issuer and their duly authorized agents shall also have such right of access to the Project as may be reasonably necessary to cause to be completed the construction, acquisition and installation of the Project, and thereafter for its proper maintenance, in the event of failure by the Borrower to perform its obligations relating to maintenance under this Loan Agreement. The Borrower hereby covenants to execute, acknowledge and deliver all such further documents, and do all such other acts and things as may be necessary to grant to the Issuer Representative and the Trustee such right of entry. The Issuer Representative, the Trustee and the Credit Facility Issuer shall also be permitted, at all reasonable times, to examine the books and records of the Borrower with respect to the Project and the obligations of the Borrower hereunder, but none of them shall be entitled to access to trade secrets or other proprietary information (other than financial information) of the Borrower.

         Section 7.2. Further Assurances and Corrective Instruments. Subject to the provisions of the Indenture, the Issuer and the Borrower agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements and amendments hereto and such further instruments as may reasonably be required for carrying out the intention or facilitating the performance of this Loan Agreement. All such supplements, amendments and further instruments shall require the approval of the Credit Facility Issuer.

         Section 7.3.      Reserved.

         Section 7.4.      Reserved.

         Section 7.5. Administrative Expenses. The Borrower shall pay to the Issuer the Initial Administrative Fee prior to the date of issuance of the Bonds. The Borrower shall also pay to the Trustee for the account of the Issuer within 30 days after notice thereof all other reasonable out of pocket costs and expenses incurred by the Issuer in connection with the financing and administration of the Project, including, without limitation, the costs of administering this Loan Agreement and the reasonable fees and expenses of attorneys, consultants and others. The Borrower shall also pay to the Trustee, the Bond Registrar and the Paying Agent all reasonable fees and expenses of the Trustee at the time such amounts are due.

         Section 7.6. Indemnity Against Claims. The Borrower will pay and discharge and will indemnify and hold harmless the Issuer and the Trustee from
(a) any lien or charge upon amounts payable hereunder by the Borrower to the Issuer (other than the lien of the Indenture), and (b) any taxes, assessments, impositions and other charges in respect of the Project Site, the Plant or the Equipment. If any claim of any such lien or charge upon payments, or any such taxes, assessments, impositions or other charges, are sought to be imposed, the Issuer or the Trustee, as the case may be, will give prompt notice to the Borrower, and the Borrower shall have the sole right and duty to assume, and shall assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion.

         Section 7.7. Release and Indemnification. The Borrower shall at all times protect and hold the Issuer, the Governing Board, its counsel and the Trustee, their respective members, officers, employees and agents harmless against any claims or liability resulting from any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever pertaining to the Project, the Project Site, the Plant and the Equipment or the use thereof, including without limitation any lease thereof or assignment of its interest in this Agreement, such indemnification to include reasonable expenses and attorneys' fees incurred by the Issuer, the Governing Board and the Trustee, their respective members, officers, employees and agents in connection therewith, provided that such indemnity shall be effective only to the extent of any loss that may be sustained by the Issuer, the Governing Board or the Trustee, their respective members, officers, employees and agents in excess of the Net Proceeds received by it or them from any insurance carrier with respect to such loss and provided further that the benefits of this Section
7.7 shall not inure to any person other than the Issuer, the Governing Board or the Trustee, their respective members, officers, employees and agents.

         Section 7.8. Additional Information. Until Payment of the Bonds shall have occurred, the Borrower shall promptly, from time to time, deliver to the Trustee such information regarding the operations, business affairs and financial condition of the Project as the Trustee may reasonably request. The Trustee is hereby authorized to deliver a copy of any such financial information delivered hereunder, or otherwise obtained by the Trustee, to any Bondholder or prospective Bondholder, to any regulatory authority having jurisdiction over the Trustee and to any other Person as may be required by law. The Issuer and the Trustee are authorized to provide information concerning the outstanding principal amount and payment history of, and other information pertaining to, the Bonds or the Note to any agency or regulatory authority of the State requesting such information.

         Section 7.9. Corporate Existence, Sale of Assets, Consolidation or Merger. Unless the Trustee consents in writing, the Borrower will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not enter into any transaction of merger or consolidation in which it is not the surviving corporation; provided that, if a Reimbursement Agreement is in effect, the Borrower may take such action if it is permitted by the terms of the Reimbursement Agreement. If the Reimbursement Agreement permits such action, the Borrower shall promptly notify the Trustee.

         Section 7.10. Default Certificates. The Borrower shall deliver to the Trustee annually, within 60 days after the close of each fiscal year, a certificate that no Event of Default hereunder or under the Note, the Indenture, or the Reimbursement Agreement, or an event which would constitute such an Event of Default but for the requirement that notice be given or time elapse or both has occurred and is continuing, or if such an event has occurred or is continuing, a certificate of the Borrower specifying the nature and period of existence thereof and what action the Borrower proposes to take with respect thereto.

         Section 7.11.  Reserved.

         Section 7.12. Additional Reporting Requirements. Pursuant to the provisions of Section 5.6 (b)(3), the Borrower hereby requests the Trustee to provide the Issuer, not later than ninety (90) days after the end of each calendar year, with a certificate setting forth the amount of all payments made to the Trustee with respect to the Bonds.

         Section 7.13. Observe Laws. The Borrower shall in all material respects observe all material applicable laws, regulations and other valid requirements of any regulatory authority with respect to its operations at the Plant and the Project Site.


                                  ARTICLE VIII

                         ASSIGNMENT, LEASING AND SELLING

         Section 8.1. Assignment of Loan Agreement or Lease or Sale of Project by the Borrower. Except with the prior written consent of the Issuer, the Credit Facility Issuer and the Trustee, which consent will not be withheld or delayed unreasonably, the rights of the Borrower under this Loan Agreement may not be assigned, and the Project may not be leased or sold as a whole or in part.

         Section 8.2. Restrictions on Transfer of Issuer's Rights. Except for the assignment made pursuant to the Indenture of certain of its rights under this Loan Agreement and its pledge of the Note, endorsed without recourse to the order of the Trustee, to the Trustee as security pursuant to the Indenture, the Issuer will not, during the term of this Loan Agreement, sell, assign, transfer or convey any of its interests in this Loan Agreement or the Note. The Borrower hereby assents to such assignment and pledge of the Issuer's rights under the Loan Agreement and the pledge of the Note to the Trustee.

                                   ARTICLE IX

                         EVENTS OF DEFAULT AND REMEDIES

         Section 9.1. Events of Default Defined. The term "Event of Default" shall mean any one or more of the following events:

         (a) The failure by the Borrower promptly after receipt of demand therefor to pay when due any payment of principal or interest on or, any other amount payable under the Note.

         (b) The failure of the Issuer to pay when due any payment of principal of or interest on or other amount payable under the Bonds.

         (c) Reserved.

         (d) The occurrence of an "Event of Default" or "event of default" under any of the other Bond Documents or the Letter of Credit Documents which Event of Default results in an acceleration of indebtedness due thereunder (which acceleration has not subsequently been rescinded).

         (e) Any representation or warranty of the Borrower contained in Section
2.2 hereof, or in any document, instrument or certificate delivered pursuant hereto or to the Indenture or in connection with the issuance and sale of the Bonds, shall be false, misleading or incomplete in any material respect on the date as of which made.

         (f) Failure by the Borrower to observe and perform any covenant, condition or agreement on the part of the Borrower under the Note or this Loan Agreement, other than as referred to in the preceding paragraphs of this Section 9.1, for a period of 30 days after written notice, specifying such failure and requesting that it be remedied, is given to the Borrower by the Issuer or the Trustee.

         (g) The commencement against the Borrower of an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or of any action or proceeding for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Borrower or for any substantial part of its property, or for the winding-up or liquidation of its affairs and the continuance of any such case, action, or proceeding unstayed and in effect for a period of 60 consecutive days.

         (h) The commencement by the Borrower of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to, or its acquiescence in the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or of any substantial part of its property, or the making by it of or the consent by it to any general assignment for the benefit of creditors, or the taking of any action by the Borrower in furtherance of any of the foregoing.

         Section 9.2. Remedies on Default. If Payment of the Bonds shall not have been made, whenever any Event of Default referred to in Section 9.1 hereof shall have happened and shall not have been cured or waived:

         (a) The Issuer, or the Trustee on behalf of the Issuer, may by written notice declare all installments of principal repayable pursuant to the Note for the remainder of the term thereof to be immediately due and payable, whereupon the same, together with accrued interest thereon as provided for in the Note, shall become immediately due and payable without presentment, demand, protest or any other notice whatsoever, all of which are hereby expressly waived by the Borrower; provided, however, all such amounts shall automatically be and become immediately due and payable without notice upon the occurrence of any event described in Section 9.1(g) or 9.1(h) hereof, which notice the Borrower hereby expressly waives.

         (b) The Trustee may take whatever other action at law or in equity may appear necessary or desirable to collect the amounts payable pursuant to the Note then due and thereafter to become due, or to enforce the performance and observance of any obligation, agreement or covenant of the Borrower under this Loan Agreement or under any of the other Bond Documents.

         In the enforcement of the remedies provided in this Section 9.2, the Issuer may treat all reasonable expenses of enforcement, including, without limitation, legal, accounting and advertising fees and expenses, as additional amounts payable by the Borrower then due and owing and the Borrower agrees to pay such additional amounts upon demand, the amount of such legal fees to be without regard to any statutory presumption.

         Section 9.3. Application of Amounts Realized in Enforcement of Remedies. Any amounts collected pursuant to action taken under Section 9.2 hereof shall be paid to the Trustee and applied to the payment of, first, any costs, expenses and fees incurred by the Issuer and the Trustee as a result of taking such action; second, any interest which shall have accrued on any overdue interest and any accrued interest on any overdue principal of the Bonds at the rate set forth in the Bonds; third, any overdue interest on the Bonds; fourth, any overdue principal of the Bonds; fifth, the outstanding principal balance of the Bonds; and sixth, if Payment of the Bonds shall have been made, all remaining moneys as set forth in Article IX of the Indenture.

         Section 9.4. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Loan Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

         Section 9.5. Agreement to Pay Attorneys' Fees and Expenses. In any Event of Default, if the Issuer, the Trustee, the Credit Facility Issuer or any Bondholder employs attorneys or incurs other expenses for the collection of amounts payable hereunder or for the enforcement of the performance or observance of any covenants or agreements on the part of the Borrower contained herein or in the Indenture (in the case of the Issuer, the Trustee or the Credit Facility Issuer) or contained in the Indenture (on the part of any Bondholder), the Borrower agrees that it will on demand therefor pay to the Issuer, the Trustee, the Credit Facility Issuer or such Bondholder the reasonable fees of such attorneys and such other reasonable out of pocket expenses so incurred by the Issuer, the Trustee, the Credit Facility Issuer or such Bondholder, the amount of such fees of attorneys to be without regard to any statutory presumption.

         Section 9.6. Correlative Waivers. If an event of default under Section 901 of the Indenture shall be cured or waived and any remedial action by the Trustee rescinded, any correlative default under this Loan Agreement shall be deemed to have been cured or waived.


                                    ARTICLE X

                                   PREPAYMENTS

         Section 10.1.  Optional Prepayments.

         (a) The Borrower is hereby granted, and shall have, the option to prepay the unpaid principal of the Note in whole or in part in accordance with and as set forth in Section 701 of the Indenture with respect to the prepayment of the Bonds; provided, all prepayments shall be made in immediately available funds and with accrued interest to the date of prepayment and that any prepayment of the Note in part shall be applied to unpaid principal. Any prepayment pursuant to this subsection (a) shall be made by the Borrower taking, or causing the Issuer to take, the actions required (i) for Payment of the Bonds, in the case of prepayment of the Note in whole, or (ii) to effect prepayment of less than all of the Bonds according to their terms in the case of a partial prepayment of the Note.

         (b) In the event of damage, destruction, or condemnation of the Plant or any part thereof, the Borrower may, at its option, pursuant to Section 6.8 hereof (if it is then effective) and without penalty or premium, prepay the Note in whole or in part; provided that any such prepayment shall be made in immediately available funds with accrued interest to the date of whole or partial prepayment. Any prepayment pursuant to this subsection (b) shall be made by the Borrower taking, or causing the Issuer to take, the actions required for the full or partial prepayment of the Bonds as provided for in subsection (a) hereof.

         (c) To exercise  the option  granted in  subsection  (a) or (b) of this
Section 10.1, the Borrower shall give written notice to the Issuer and the Trustee which shall specify therein (i) the date of the intended prepayment of the Note, which shall not be less than 45 days from the date the notice is mailed and (ii) the principal amount of the Note to be prepaid. When given such notice shall be irrevocable by the Borrower.

         Section 10.2.  Mandatory Prepayments.

         (a) Reserved.

         (b) Prior to the Conversion Date, in the event any Credit Facility is not renewed and an Alternate Credit Facility has not been provided in accordance with Section 603 of the Indenture, the Borrower shall on or before the Interest Payment Date occurring closest but not less than 15 days prior to the expiration date of the then current Credit Facility, prepay the entire unpaid principal balance of the Note in full and the Trustee shall promptly declare the Bonds to be accelerated pursuant to the provisions of the Indenture. The Borrower shall promptly notify the Issuer and the Trustee of the date selected for such payment.

         Section 10.3. Other Mandatory Prepayments. The amounts required to be applied to the prepayment of the Note by Sections 4.4, 5.3 and 6.8 hereof shall be applied by the Borrower to prepay, together with accrued interest, all or a portion of the unpaid principal of the Note. Such prepayment shall be made by the Borrower taking, or causing the Issuer to take, the actions required for payment of the Bonds, whether by redemption prior to the maturity or by payment at maturity, or to effect the purchase, redemption or payment at maturity of less than all of the principal installments of the Bonds on a pro rata basis.


                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.1. References to the Bonds Ineffective After Bonds Paid. Upon payment of the Bonds, all references in this Loan Agreement to the Bonds shall be ineffective and the Issuer and any holder of the Bonds shall not thereafter have any rights hereunder.

         Section 11.2. No Implied Waiver. In the event any agreement contained in the Note or this Loan Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach thereunder or hereunder. Neither any failure nor any delay on the part of the Trustee to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

         Section 11.3. Issuer Representative. Whenever under the provisions of this Loan Agreement the approval of the Issuer is required or the Issuer is required to take some action at the request of the Borrower, such approval shall be made or such action shall be taken by the Issuer Representative; and the Borrower, the Trustee and the Bondholders shall be authorized to rely on any such approval or action.

         Section 11.4. Borrower Representative. Whenever under the provisions of this Loan Agreement the approval of the Borrower is required or the Borrower is required to take some action at the request of the Issuer, such approval shall be made or such action shall be taken by the Borrower Representative; and the Issuer, the Trustee and the Bondholders shall be authorized to act on any such approval or action.

         Section 11.5. Notices. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when delivered by hand delivery or mailed by first class, postage prepaid, registered or certified mail, addressed as follows:

If to the Issuer:         Mississippi Business Finance Corporation
                          Post Office Box 849
                          Jackson, Mississippi 39205-0849
                          Attention: Executive Director

If to the Borrower:       Dollar Tree Distribution, Inc.
                          c/o Dollar Tree Stores, Inc.
                          500 Volvo Parkway
                          Chesapeake, Virginia 23320
                          Attention: Corporate Controller

                           With a copy to :
                           Hofheimer Nusbaum, P.C.
                           Dominion Tower, Suite 1700
                           999 Waterside Drive
                           Post Office Box 3460
                           Norfolk, Virginia 23514-3460
                           Attention: W.A. Old, Jr.

If to the Trustee:         AmSouth Bank
                           1901 Sixth Avenue North, Suite 730
                           Birmingham, Alabama 35203
                           Attention: Corporate Trust Department

If to the Bank:            First Union National Bank
                           Two First Union Center
                           Charlotte, North Carolina  28288
                           (Attention: International Operations)

         The Issuer, the Borrower or the Trustee may, by notice given hereunder, designate from time to time any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

         Section 11.6. If Payment or Performance Date Is Other Than a Business Day. If the specified or last date for the making of any payment, the performance of any act or the exercising of any right, as provided in this Loan Agreement, shall be a day other than a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day with the same effect as if made, performed or exercised on the specified date.

         Section 11.7.  Binding Effect.   This Loan Agreement shall inure to the
benefit of and shall be binding upon the Issuer, the Borrower and their respective successors and assigns.

         Section 11.8. Severability. In the event any provision of this Loan Agreement or the Note shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof or thereof.

         Section 11.9. Amendments, Changes and Modifications. Subsequent to the issuance of the Bonds and prior to Payment of the Bonds, this Loan Agreement and the other Bond Documents may not be effectively amended, changed, modified, altered or terminated except in accordance with the Indenture.

         Section 11.10. Execution in Counterparts. This Loan Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument, and no one counterpart of which need be executed by all parties.

         Section 11.11.  Applicable Law.   This Loan Agreement shall be governed
by and construed in accordance with the laws of the State.

         Section 11.12. No Charge Against Issuer Credit. No provision hereof shall be construed to impose a charge against the general credit of the Issuer or any personal or pecuniary liability upon any commissioner, official, employee or agent of the Issuer.

         Section 11.13. Issuer Not Liable. Notwithstanding any other provision of this Loan Agreement (a) the Issuer shall not be liable to the Borrower, the Trustee, any Bondholder or any other Person for any failure of the Issuer to take action under this Loan Agreement unless the Issuer (i) is requested in writing by an appropriate Person to take such action, (ii) is assured of payment of or reimbursement for any expense in such action, and (iii) is afforded, under the existing circumstances, a reasonable period to take such action, and (b) except with respect to any action for specific performance or any action in the nature of a prohibitory or mandatory injunction, neither the Issuer nor any commissioner of the Issuer nor any other official, employee or agent of the Issuer shall be liable to the Borrower, the Trustee, any Bondholder or any other Person for any action taken by the Issuer or by its officers, servants, agents or employees, or for any failure to take action under this Loan Agreement or the other Bond Documents to which the Issuer is a party. In acting under this Loan Agreement, or in refraining from acting under this Loan Agreement, the Issuer may conclusively rely on the advice of its counsel.

         Section 11.14. Expenses. The Borrower agrees to pay all reasonable fees and expenses incurred in connection with the preparation, execution, delivery, modification, waiver, and amendment of this Loan Agreement, the other Bond Documents and related documents, and the fees and expenses of Bond Counsel and Counsel for the Issuer. The Borrower also agrees to pay all expenses incurred by the Trustee or the Issuer in collection of any indebtedness incurred hereunder in the Event of Default by the Borrower, provided that the amount of any legal fees so incurred shall be without regard to any statutory presumption.

         Section 11.15. Amounts Remaining with the Trustee. Any amounts remaining in the Bond Fund or otherwise in trust with the Trustee under the Indenture or this Loan Agreement shall, after Payment of the Bonds and all Administrative Expenses in accordance with this Loan Agreement, be disbursed by the Trustee in accordance with the provisions of the Indenture or otherwise as may be required by law.

         IN WITNESS WHEREOF, the Issuer and the Borrower have caused this Loan Agreement to be executed in their respective legal names by their duly authorized representatives and their respective seals to be hereunto affixed, and the signatures of duly authorized persons to be attested, all as of the date first above written.


                                     MISSISSIPPI BUSINESS FINANCE CORPORATION
ATTEST:

By: /s/ Vernon Smith                 By: /s/ Bill Barry
    -------------------------            ---------------------------
Title:  Secretary                    Title: Executive Director


(SEAL)

                                        DOLLAR TREE DISTRIBUTION, INC.

ATTEST:

By:  /s/ Frederick C. Coble            By:  /s/ H. Ray Compton
     --------------------------             --------------------------
Title: Assistant Secretary             Title: Executive Vice President

(CORPORATE SEAL)

































                       [Signature page of Loan Agreement]

                                     RECEIPT


Receipt of the foregoing original counterpart of the Loan Agreement, dated as of May 1, 1998, between Mississippi Business Finance Corporation and Dollar Tree Distribution, Inc., is hereby acknowledged.


                                  AmSouth Bank,
                                   as Trustee


                                     By:  /s/ Ann M. Harris
                                          -----------------------------
                                     Title:  Vice President